GLOBAL X FUNDS
(THE "TRUST")
SUPPLEMENT DATED NOVEMBER 13, 2020
TO THE SUMMARY PROSPECTUS FOR THE SERIES OF THE TRUST LISTED IN SCHEDULE A, AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in each Fund's Summary Prospectus.

1. Effective December 31, 2020, the section of the Fund's Summary Prospectus entitled "FUND MANAGEMENT-Portfolio Managers" is hereby deleted in its entirety and replaced with the following:
The professionals primarily responsible for the day-to-day management of the Fund are John Belanger, CFA; Nam To, CFA; Wayne Xie; Kimberly Chan; and Vanessa Yang (“Portfolio Managers”). Mr. To has been Portfolio Manager of the Fund since the Fund's inception. Mr. Xie has been Portfolio Manager of the Fund since March 1, 2019. Ms. Chan has been Portfolio Manager of the Fund since June 10, 2019. Mr. Belanger and Ms. Yang have been Portfolio Managers of the Fund since December 2020.

SCHEDULE A

FUND NAME	DATE OF SUMMARY PROSPECTUS
Global X Adaptive U.S. Factor ETF (AUSF)	April 1, 2020 as supplemented and restated June 26, 2020
Global X Artificial Intelligence & Technology ETF (AIQ)	April 1, 2020
Global X Autonomous & Electric Vehicles ETF (DRIV)	April 1, 2020
Global X E-commerce ETF (EBIZ)	March 1, 2020, as amended and restated July 31, 2020
Global X MSCI China Consumer Staples ETF (CHIS)	March 1, 2020
Global X MSCI China Health Care ETF (CHIH)	March 1, 2020
Global X MSCI China Information Technology ETF (CHIK)	March 1, 2020
Global X MSCI China Large-Cap 50 ETF (CHIL)	March 1, 2020
Global X MSCI China Real Estate ETF (CHIR)	March 1, 2020
Global X MSCI China Utilities ETF (CHIU)	March 1, 2020
Global X S&P 500® Quality Dividend ETF (QDIV)	April 1, 2020
Global X TargetIncomeTM 5 ETF (TFIV)	April 1, 2020
Global X TargetIncomeTM Plus 2 ETF (TFLT)	April 1, 2020

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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